SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

____________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  November 10, 2010

Regenicin, Inc
(Exact name of registrant as specified in its charter)

Nevada	333-146834	27-3083341
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

10 High Court, Little Falls, NJ	07424
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  212 518-8474

470 Park Avenue South 16th Floor, New York, NY 10010 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events

Item 8.01 Other Events

On November 10, 2010, we issued a press release announcing our new symbol on the OTC Bulletin Board Market.  The new for our company is RGIN.

A copy of the press release issued in connection with this announcement is attached as Exhibit 99.1 to this Current Report and is incorporated herein by reference.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description
99.1	Press release of Regenicin, Inc., dated November 10, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Regenicin, Inc

/s/ Randall McCoy
Randall McCoy

Date: November 10, 2010